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                         PRIDE INTERNATIONAL RIG STATUS
                                February 3, 2004

OFFSHORE FLEET

                                                             Current Contract(1)
       Rig Name                    Design         Area        From         To          Dayrate(2)           Comments
       --------                    ------         ----       ------      -------       ----------           --------

OWNED UNITS
DRILLSHIPS
Pride Africa                   10,000' WD, DP   W Africa     Oct-99      Jun-05        Low $160s
                                                             Jul-05      Jul-10        Mid $150s     New contract
Pride Angola                   10,000' WD, DP   W Africa     May-00      May-05        Low $160s
                                                             Jun-05      Jun-10        High $150s    New contract
SEMISUBMERSIBLES
Pride Brazil                    5,000' WD, DP    Brazil      Jul-01      Jul-06        Mid $130s
Pride Carlos Walter             5,000' WD, DP    Brazil      Jun-01      Jun-06        Mid $130s
Pride North America           7,500' WD, Conv   W Africa     Aug-99      Aug-04        Mid $160s
Pride North Sea               1,000' WD, Conv   N Africa     Nov-02      Mar-04        Low $50s
Pride South America             4,000' WD, DP    Brazil      Jan-03      Jan-05        High $70s
Pride South Atlantic          1,500' WD, Conv    Brazil      Jan-04      Jul-04        Mid $60s      Idle from 10/22/03 - 1/15/04
Pride South Pacific           6,500' WD, Conv   W Africa     Jan-03      Mar-04        High $90s
Pride South Seas              1,000' WD, Conv    Mexico      Oct-02      Jun-05        Low $50s
Pride Venezuela              1,500' WD , Conv   Trinidad                                             Idle since 7/20/03
Pride Mexico                 2,650' WD , Conv    Mexico      Oct-03      Apr-07        High $40s
JACKUPS
   International
Pride Cabinda                        300' ILC   W Africa     Aug-00      Aug-05        Low $50s
Pride Hawaii                         300' ILC   SE Asia      Nov-03      May-05        Low $50s
Pride Montana                        270' ILC   Mid-East     Jun-01      Jun-04        Mid $40s
Pride North Dakota                   250' ILC   W Africa     Oct-02      Oct-04        Low $60s
Pride Ohio                           250' ILC   Mid-East     Apr-02      Mar-04        High $30s
Pride Pennsylvania                   300' ILC    India       Jun-03      Jun-06        Mid $50s      In shipyard for +/- 90 days for
                                                                                                     5-yr survey and upgrade during
                                                                                                     1Q-2Q04
Pride Rotterdam                    205' Accom    N Sea       Oct-02      Mar-04        Mid $30s      Upgrade for +/- 30 days in 2Q04
                                                             May-04      Mar-05        Low $40s      New contract
Pride West Virginia                  300' ILC    India       Nov-02      Nov-04        Low $50s
   Gulf of Mexico - Mexico
Pride Alabama                      200' MC/TD    Mexico      Jul-03      Jul-07        Mid $30s
Pride Alaska                       250' MC/TD    Mexico      Nov-02      Jul-05        Mid $30s
Pride Arkansas                     200' MC/TD    Mexico      Nov-03      Oct-06        Mid $30s
Pride California                   250' MS/TD    Mexico      Aug-02      Oct-05        Low $30s
Pride Colorado                     200' MC/TD    Mexico      Jul-03      Mar-07        Mid $30s
Pride Louisiana                    250' MS/TD    Mexico      Apr-02      Jul-06        Low $30s
Pride Mississippi                  200' MC/TD    Mexico      Sep-02      Apr-05        Mid $30s
Pride Nebraska                     200' MC/TD    Mexico      Nov-02      Jan-06        Mid $30s
Pride Nevada                       200' MC/TD    Mexico      Apr-02      Jul-06        Low $30s
Pride Oklahoma                     250' MS/TD    Mexico      Sep-02      Apr-05        Mid $30s

(1) Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride's customers and current expectations as to the time required for completion of projects.

(2) Dayrates shown are contract dayrates. They exclude reimbursable items, mobilization and demobilization fees, bonus and other items that constitute revenues under generally accepted accounting principles, but that it is not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

THE INFORMATION IN THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CONTRACT EXPIRATION DATES AND DAYRATES. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING WITHOUT LIMITATION EARLY TERMINATION BY THE CUSTOMER PURSUANT TO THE CONTRACT OR OTHERWISE, CANCELLATION OR COMPLETION OF CERTAIN CONTRACTS EARLIER THAN EXPECTED, OPERATIONAL DIFFICULTIES AND OTHER FACTORS DESCRIBED IN PRIDE'S MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE AT www.sec.gov OR THE COMPANY'S WEBSITE AT www.prideinternational.com. PRIDE CAUTIONS YOU THAT FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED OR IMPLIED IN THESE STATEMENTS. OFFSHORE FLEET (CONT'D)

Key:

DP-Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive. TLP-Tension Leg Platform

                         PRIDE INTERNATIONAL RIG STATUS
                                February 3, 2004

OFFSHORE FLEET (CONT'D)

                                                          Current Contract(1)
       Rig Name                   Design       Area        From         To          Dayrate(2)           Comments
       --------                   ------       ----       ------      -------       ----------           --------

Pride South Carolina            200' MC/TD    Mexico      Jul-02      Mar-06        Low $30s
Pride Tennessee                300' ILC/TD    Mexico      Jul-03      Jun-06        High $40s
Pride Texas                     300' MC/TD    Mexico      Nov-03      Mar-05        Mid $30s
Pride Wisconsin                300' ILS/TD    Mexico      Jan-04      Dec-06        Mid $30s      New contract
   Gulf of Mexico - USA
Pride Arizona                   250' MS/TD     USA
Pride Florida                   200' MC/TD     USA        Dec-03      Mar-04        High $20s
Pride Georgia                   250' MS/TD     USA        Nov-03      Mar-04        Mid $20s
Pride Illinois                     225' MS     USA
Pride Kansas                    250' MC/TD     USA        Nov-02      Apr-04        High $20s     Dayrate indexed monthly based on
                                                                                                   market dayrates
Pride Kentucky                     250' MS     USA
Pride Michigan                     250' MS     USA                                                Idle since 1/12/04 - currently
                                                                                                  marketed
Pride Missouri                  250' MC/TD     USA        Jan-04      Mar-04        Mid $20s
Pride New Mexico                   200' MC     USA        May-03      May-04        Mid $20s
Pride Utah                       80' MC/TD     USA
Pride Wyoming                      250' MS     USA
PLATFORM RIGS
Platform Rigs - Mexico             3 Units    Mexico      Various     Various      High $10s 3    3 of 3 rigs contracted
Platform Rigs - USA               18 Units     USA        Various     Various      High $10s 3    5 of 18 rigs contracted
TENDERS
Al Baraka 1                        650' WD   W Africa                                             Idle since 9/23/03
Alligator                          330' WD   W Africa     Jul-04      Jan-06        High $30s     5-yr survey and upgrade until 6/04
Barracuda                          330' WD   W Africa     Jul-02      Jul-04        Low $40s
Ile De Sein                        450' WD   SE Asia      Dec-02      Dec-04        Mid $30s
Piranha                            600' WD   SE Asia      Mar-03      Jun-05        Mid $30s
BARGES
Bintang Kalimantan                  21' WD   W Africa     Sep-01      Feb-04        High $20s
Pride I                            150' WD  Venezuela     Jan-95      Jan-05        Mid $20s
Pride II                           150' WD  Venezuela     Jan-95      Jan-05        Mid $20s
MANAGED UNITS
SEMISUBMERSIBLE
Leiv Eiriksson               8,200' WD, DP   W Africa     Jan-02      Mar-04          ** 4        Management fee
JACKUPS
GP 19                             150' ILC  Venezuela     Dec-00      Apr-04           **         Management fee
GP 20                             150' ILC  Venezuela     Dec-00      Mar-04           **         Management fee
PLATFORM RIG
Kizomba A                 TLP Drilling Rig   W Africa     Dec-03      Dec-08           **         Management fee

(1) Certain information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride's customers and current expectations as to the time required for completion of projects.

(2) Dayrates shown are contract dayrates. They exclude reimbursable items, mobilization and demobilization fees, bonus and other items that constitute revenues under generally accepted accounting principles, but that it is not practicable to determine with specificity on a prospective basis. The Company believes this information is useful to investors in estimating revenues in future periods in combination with the contract term.

(3)      Average contract dayrate for the rig class.

(4)      ** Not applicable.

Key:

DP-Dynamically-positioned. Conv-Conventionally moored. Accom-Accommodation unit. ILC-Ind. leg cantilever. ILS-Ind. leg slot. MC-Mat-supported cantilever. MS-Mat-supported slot. TD-Top drive. TLP-Tension Leg Platform

                         PRIDE INTERNATIONAL RIG STATUS
                                February 3, 2004

LAND FLEET

                                                RIG COUNT
                                      -----------------------------
COUNTRY                                  TOTAL          CONTRACTED      UTILIZATION
-------                               ------------     ------------     ------------

ARGENTINA DRILLING                              51               40               78%
ARGENTINA WORKOVER                             101               92               91%

BOLIVIA DRILLING                                 5                2               40%
BOLIVIA WORKOVER                                 3                1               33%

COLOMBIA / ECUADOR DRILLING                     14               10               71%
COLOMBIA / ECUADOR WORKOVER                      8                5               63%

BRAZIL DRILLING(5)                               1                1              100%
BRAZIL WORKOVER(6)                               8                7               88%

VENEZUELA DRILLING                               9                8               89%
VENEZUELA WORKOVER                              27               20               74%

RUSSIA / KAZAKHSTAN                              3                2               67%
CHAD                                             5                5              100%
OTHER LAND                                      14                6               43%
                                      ------------     ------------     ------------
TOTAL RIGS                                     249              199               80%
                                      ============     ============     ============

(5)      RIG MANAGED BY PRIDE, BUT OWNED BY A THIRD PARTY.

(6)      FOUR RIGS MANAGED BY PRIDE, BUT OWNED BY THIRD PARTIES.